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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): SEPTEMBER 13, 2001



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-13289                   76-0069030
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



      5847 SAN FELIPE, SUITE 3300
             HOUSTON, TEXAS                                        77057
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 789-1400



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                  Pride International, Inc. hereby amends Item 7(b) of its
Current Report on Form 8-K dated September 13, 2001 and filed with the Securities and Exchange Commission on September 28, 2001 (File No. 1-13289) to read in its entirety as follows:

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information.

                  The following pro forma financial statements of Pride, giving effect to its acquisition of Marine Drilling Companies, Inc. on September 13, 2001 accounted for as a pooling of interests, are incorporated herein by reference to pages 65 through 71 of the Registration Statement on Form S-4 (Registration Nos. 333-66644 and 333-66644-01) filed with the SEC on August 3, 2001:

         1. Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 2000

         2. Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 1999

         3. Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 1998

         4.       Notes to Unaudited Condensed Pro Forma Combined Financial
                  Statements

                  In addition, Pride's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 includes a consolidated balance sheet of Pride as of September 30, 2001 and the related consolidated statement of operations for each of the three-month and nine-month periods ended September 30, 2001 and 2000, giving retroactive effect to the Marine acquisition. Such consolidated financial statements and the notes thereto are incorporated herein by reference.



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                                                     SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIDE INTERNATIONAL, INC.


                                       By: /s/ ROBERT W. RANDALL
                                          --------------------------------------
                                               Robert W. Randall
                                               Vice President -- General Counsel
                                               and Secretary


Date: November 27, 2001




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